Exhibit 99(a)

FOR RELEASE: Dec. 4, 2007	MEDIA CONTACT: Lindsey Williams — 248-813-2528

INVESTOR CONTACT: Al VanDenBergh — 248-813-2495
DELPHI ANNOUNCES FURTHER POTENTIAL AMENDMENTS TO PLAN OF
REORGANIZATION, INVESTMENT AGREEMENT AND GM SETTLEMENT
Delphi Reaches Agreements In Principle With Statutory Committees;
Form of Amended GM and Plan Investor Agreements Also Filed With Bankruptcy Court
Delphi to Proceed with Dec. 6 Investment Agreement Amendment Hearing And
Continuation of Disclosure Statement Approval Hearing
     TROY, Mich. — Delphi Corp. (PINKSHEETS: DPHIQ) announced that it has reached agreements in principle with its Official Committee of Unsecured Creditors, its Official Committee of Equity Security Holders, General Motors Corp. and its Plan Investors on amendments to its Joint Plan of Reorganization, Global Settlement Agreement and Master Restructuring Agreement between Delphi and GM, and the Investment Agreement with Delphi’s Plan Investors led by an affiliate of Appaloosa Management L.P. Delphi filed potential amendments to all four documents on Monday evening in the United States Bankruptcy Court for the Southern District of New York as revisions to the Company’s Disclosure Statement and appendices to the Company’s Disclosure Statement.
     Delphi expects to make further amended filings prior to the resumption on Dec. 6, 2007 of the Disclosure Statement hearing commenced in Oct. 2007. These filings will include further changes required to reflect the agreements in principle with Delphi’s key stakeholders and executed signature pages with respect to the Company’s agreements with GM and the Plan Investors. These agreements currently remain subject to proposed amendments announced on Nov. 14, which are also subject to Bankruptcy Court approval.
     These potential amendments primarily reflect changes required by Delphi’s Statutory Committees to obtain their support of Delphi’s Plan and related Disclosure Statement. In the event these amendments do not become effective, the original underlying agreements as approved by the Bankruptcy Court on Aug. 2 remain in effect. The company continues to pursue emergence from Chapter 11 during the first quarter of 2008.

     The potential amendments to the Disclosure Statement and certain Appendices (which include amendments to the POR, the GM Global Settlement Agreement, the GM Master Restructuring Agreement and the Investment Agreement) will be available later today on www.delphidocket.com.
ABOUT DELPHI’S CHAPTER 11 CASE
     Delphi’s Chapter 11 cases were filed on Oct. 8, 2005, in the United States Bankruptcy Court for the Southern District of New York and were assigned to the Honorable Robert D. Drain under lead case number 05-44481 (RDD).
     The Adequacy Hearing for the Disclosure Statement began on Oct. 3, 2007 and is scheduled to continue on Dec. 6, 2007. Approval of the Disclosure Statement and related voting solicitation procedures permits the company to solicit acceptances of the proposed Plan of Reorganization later this year and seek confirmation of the Joint Plan of Reorganization by the Bankruptcy Court during the first quarter of 2008.
     This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. More information on Delphi’s U.S. restructuring and access to court documents, including all of the documents referenced in this press release and other general information about the Chapter 11 cases, is available at www.delphidocket.com.
     Information on the case can also be obtained on the Bankruptcy Court’s website with Pacer registration: http://www.nysb.uscourts.gov. For more information about Delphi and its operating subsidiaries, visit Delphi’s website at www.delphi.com.
FORWARD-LOOKING STATEMENTS
This press release, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility and to obtain an extension of term or other amendments as necessary to maintain access to such facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the EPCA; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in its periodic filings with the SEC and its filings with the Bankruptcy Court) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have little or no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
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